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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2004




                                  ZONAGEN, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                    0-21198                 76-0233274
 (STATE OR OTHER JURISDICTION OF      (COMMISSION            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)         IDENTIFICATION NO.)


                        2408 TIMBERLOCH PLACE, SUITE B-10
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)


                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

         Exhibit
         Number            Description
         ------            -----------

          99.1             Press Release dated May 10, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 10, 2004, Zonagen, Inc. (the "Company") announced in a press release its financial results for the three months ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

         The information in this report, including the Exhibit, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in this report, including the Exhibit, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ZONAGEN, INC.

Date: May 10, 2004.

                                    By: /s/ Louis Ploth, Jr.
                                        ----------------------------------------
                                        Louis Ploth, Jr.
                                        Vice President, Business Development and
                                        Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit
         Number            Description
         ------            -----------

          99.1             Press Release dated May 10, 2004.